AMERANT BANCORP INC. AMENDED AND RESTATED BYLAWS EFFECTIVE AS OF JULY 22, 2021

TABLE OF CONTENTS Page -i- ARTICLE I OFFICES ................................................................................................................................................4 1.01 Principal Office.............................................................................................................................................4 1.02 Registered Office..........................................................................................................................................4 1.03 Books and Records .......................................................................................................................................4 ARTICLE II SHAREHOLDER MEETINGS ............................................................................................................4 2.01 Annual Meeting ............................................................................................................................................4 2.02 Special Meetings...........................................................................................................................................4 2.03 Order of Business .........................................................................................................................................4 2.04 Notice of Shareholder Proposals. ................................................................................................................5 2.05 Notice of Director Nominations. .................................................................................................................6 2.06 Additional Provisions Relating to the Notice of Shareholder Business and Director Nominations ...........................................................................................................................................7 2.07 Shareholder Action by Consent ...................................................................................................................8 2.08 Place of Meeting ...........................................................................................................................................8 2.09 Notice and Waiver of Notice of Shareholders’ Meeting............................................................................8 2.10 Closing of Transfer Books or Fixing of Record Date ................................................................................9 2.11 Voting Lists...................................................................................................................................................9 2.12 Quorum .........................................................................................................................................................9 2.13 Proxies...........................................................................................................................................................9 2.14 Voting............................................................................................................................................................9 ARTICLE III BOARD OF DIRECTORS................................................................................................................. 10 3.01 General Powers .......................................................................................................................................... 10 3.02 Number, Tenure and Qualifications ......................................................................................................... 10 3.03 Regular Meetings....................................................................................................................................... 10 3.04 Special Meetings........................................................................................................................................ 10 3.05 Notice and Waiver of Notice .................................................................................................................... 10 3.06 Quorum ...................................................................................................................................................... 10 3.07 Manner of Acting ...................................................................................................................................... 10 3.08 Newly Created Directorships and Vacancies........................................................................................... 10 3.09 Removal of Directors ................................................................................................................................ 11 3.10 Resignation ................................................................................................................................................ 11 3.11 Compensation ............................................................................................................................................ 11 3.12 Presumption of Assent .............................................................................................................................. 11 3.13 Committees ................................................................................................................................................ 11 3.14 Participation by Remote Communication ................................................................................................ 12

TABLE OF CONTENTS (continued) Page -ii- 3.15 Action Without a Meeting ........................................................................................................................ 12 3.16 Conduct of Meeting................................................................................................................................... 12 ARTICLE IV OFFICERS .......................................................................................................................................... 12 4.01 Number....................................................................................................................................................... 12 4.02 Election and Term of Office ..................................................................................................................... 12 4.03 Removal ..................................................................................................................................................... 12 4.04 Vacancies ................................................................................................................................................... 12 4.05 Chairperson of the Board .......................................................................................................................... 12 4.06 Vice Chairperson ....................................................................................................................................... 13 4.07 Chief Executive Officer ............................................................................................................................ 13 4.08 President..................................................................................................................................................... 13 4.09 Chief Financial Officer ............................................................................................................................. 13 4.10 Vice Presidents .......................................................................................................................................... 13 4.11 Secretary..................................................................................................................................................... 14 4.12 Treasurer .................................................................................................................................................... 14 4.13 Compensation ............................................................................................................................................ 14 ARTICLE V CONTRACTS, LOANS, CHECKS AND DEPOSITS .................................................................... 14 5.01 Contracts .................................................................................................................................................... 14 5.02 Loans .......................................................................................................................................................... 14 5.03 Checks, Drafts, Etc .................................................................................................................................... 14 5.04 Deposits...................................................................................................................................................... 14 ARTICLE VI CERTIFICATED OR UNCERTIFICATED SHARES AND THEIR TRANSFER...................... 14 6.01 Certificates or Uncertificated Shares........................................................................................................ 14 6.02 Transfers of Shares .................................................................................................................................... 15 6.03 Appointment of Transfer Agent and Registrar ........................................................................................ 15 6.04 Restriction on Transfer of Shares and Other Securities .......................................................................... 15 6.05 Lost Certificates......................................................................................................................................... 15 6.06 Holder of Record ....................................................................................................................................... 15 ARTICLE VII FISCAL YEAR ................................................................................................................................... 16 ARTICLE VIII DIVIDENDS ....................................................................................................................................... 16 ARTICLE IX SEAL ................................................................................................................................................... 16 ARTICLE X WAIVER OF NOTICE ...................................................................................................................... 16 ARTICLE XI AMENDMENTS ................................................................................................................................ 16 ARTICLE XII INDEMNIFICATION ........................................................................................................................ 16 12.01 Indemnification in Proceedings Other Than Those By or In the Right of the Corporation ............... 16

TABLE OF CONTENTS (continued) Page -iii- 12.02 Indemnification in Proceedings By or In the Right of the Corporation............................................... 16 12.03 Mandatory Indemnification of Expenses in Successful Defenses........................................................ 17 12.04 Determination of Propriety of Indemnification ..................................................................................... 17 12.05 Authorization for Indemnification.......................................................................................................... 17 12.06 Advancement of Expenses...................................................................................................................... 17 12.07 Non-Exclusivity of Indemnification and Advancement of Expenses .................................................. 17 12.08 Insurance .................................................................................................................................................. 18 12.09 Exculpation for Monetary Damages ...................................................................................................... 18 12.10 Meaning of Certain Terms for Purposes of Article XII ........................................................................ 18 12.11 Survival of Indemnification, Exculpation for Monetary Damages and Advancement of Expenses .............................................................................................................................................. 19 12.12 Severability .............................................................................................................................................. 19 ARTICLE XIII DEFINITIONS.................................................................................................................................... 19

AMERANT BANCORP INC. AMENDED AND RESTATED BYLAWS, AS AMENDED ARTICLE I OFFICES 1.01 Principal Office. The principal office of Amerant Bancorp Inc. (the “Corporation”) shall be located in the city of Coral Gables, County of Miami-Dade, State of Florida. The Corporation may have such other offices, either within or without the State of Florida, as the Board of Directors may designate or as the business of the Corporation may from time to time require. 1.02 Registered Office. The registered office of the Corporation required by the Florida Business Corporation Act (the “FBCA”) to be maintained in the State of Florida initially will be 220 Alhambra Circle, Coral Gables, Florida 33134, but the address of the registered office may be changed from time to time by the Board of Directors and upon the Corporation notifying the Florida Secretary of State of such change. 1.03 Books and Records. Any records maintained by the Corporation in the regular course of its business, including its share ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall convert any records so kept on the written request of any person entitled to inspect such records pursuant to the FBCA as and upon the terms determined by the Corporation to reasonably comply with the FBCA. ARTICLE II SHAREHOLDER MEETINGS 2.01 Annual Meeting. The annual meeting of the shareholders shall be held on a date and time set by the Board of Directors for the purpose of electing directors whose terms expire at such meeting and will transact such other business as may properly be brought before the meeting in accordance with Sections 2.03 through 2.06, unless otherwise prescribed by the FBCA and other applicable law. 2.02 Special Meetings. Special meetings of the shareholders, for any purpose or purposes as may properly be brought before the meeting in accordance with Sections 2.03 through 2.06, unless otherwise prescribed by statute, may be called by the Chairperson, the Chief Executive Officer, the President or any Co-President or by the Board of Directors, and shall be called by the Chief Executive Officer at the request of the holders of Shares of the Corporation’s capital stock (“Shares”) representing not less than 25% of all votes entitled to be cast on the proposed issue or issues. Notwithstanding the foregoing, whenever holders of one or more series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, such holders may call, pursuant to the terms of such class or series of Preferred Stock, special meetings of holders of such class or series of Preferred Stock. Only business within the purpose or purposes described in the notice of the meeting may be conducted at a special meeting of the shareholders. 2.03 Order of Business. The Chairperson, or in the absence of the Chairperson, the Chief Executive Officer of the Corporation designated from time to time by a majority of the entire Board, will call meetings of shareholders to order and will act as presiding officer thereof. Unless otherwise determined by the Board prior to the meeting, the presiding officer of any meeting of shareholders will also determine the order of business and have the authority in his or her sole discretion to determine the rules of procedure and regulate the conduct of the meeting, including without limitation by: imposing restrictions on the persons (other than shareholders of the Corporation or their duly appointed proxy holders) that may attend the meeting; ascertaining whether any shareholder or his or her proxy holder may be excluded from the meeting based upon any determination by the presiding officer, in his or her sole discretion, that any such person has disrupted or is likely to disrupt the proceedings thereat; determining the circumstances in which any person may make a statement or ask questions at the meeting; ruling on all procedural questions that may arise during or in connection with the meeting; determining whether any nomination or business proposed to be brought before the meeting has been properly brought before the meeting; and determining the time or times at which the polls for voting at the meeting will be opened and closed.

- 5 - 2.04 Notice of Shareholder Proposals. (a) At any meeting of shareholders, only such business may be conducted as has been properly brought before the meeting. To be properly brought before a meeting, business (other than the nomination of a person for election as a director, which is governed by Section 2.05, a nd, to the extent applicable, Section 2.06), must be (i) brought before the meeting by or at the direction of the Board of Directors or (ii) otherwise properly brought before the meeting by a shareholder who (A) has complied with all applicable requirements of this Section 2.04 and Section 2.06 in relation to such business, (B) was a shareholder of record of the Corporation at the time of giving the notice required by Section 2.06(a) holding at least 25% of the Corporation’s issued and outstanding Shares of the applicable class entitled to vote on the proposal, and is a shareholder of record of the Corporation at the time of the annual meeting, and (C) is entitled to vote at the meeting upon the proposal. The foregoing clause (ii) will be the exclusive mean s for a shareholder to submit business before a meeting of shareholders (other than proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”) and included in the notice of meeting given by or at the direction of the Board). (b) To be in proper form, a shareholder’s notice to the Secretary must set forth in writing: (1) As to each Proposing Person (as such term is defined in Section 2.06(d)(ii)): (A) the name and address of such Proposing Person, as these appear on the Corporation’s stock transfer books; (B) the number of Shares of each class and series of the Corporation directly or indirectly beneficially owned or held of record by such Proposing Person (including any Shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership, whether such right is exercisable immediately or only after the passage of time); (C) a representation (1) that the shareholder giving the notice is a holder of record of Corporation Shares entitled to vote at the annual meeting on the proposal and intends to appear at the annual meeting to bring such business before the annual meeting and (2) as to whether any Proposing Person intends to deliver a proxy statement and form of proxy to holders of at least the percentage of Shares of the Corporation entitled to vote and required to approve the proposal and, if so, identifying such Proposing Person; (D) a description of any (1) option, warrant, convertible security, stock appreciation right or similar right or interest (including any derivative securities, as defined in Securities and Exchange Commission (“SEC”) Rule 16a-1 under the Exchange Act), whether or not presently exercisable, with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of securities of the Corporation or with a value derived in whole or in part from the value of any class or series of securities of the Corporation, whether or not such instrument or right is subject to settlement in whole or in part in the underlying class or series of securities of the Corporation or otherwise, directly or indirectly held of record or owned beneficially by such Proposing Person and (2) each other direct or indirect right or interest that may enable such Proposing Person to profit or share in any profit derived from, or to manage the risk or benefit from, any increase or decrease in the value of the Corporation’s securities, in each case regardless of whether (x) such right or interest conveys any voting rights in such security to such Proposing Person, (y) such right or interest is required to be, or is capable of being, settled through delivery of such security, or (z) such Proposing Person may have entered into other transactions that hedge the economic effect of any such right or interest (any such right or interest referred to in this clause (D) being a “Derivative Interest”); (E) any proxy, contract, arrangement, understanding or relationship pursuant to which the Proposing Person has a right to vote any Corporation Shares or which has the effect of increasing or decreasing the voting power of such Proposing Person; (F) any rights directly or indirectly held of record or beneficially by the Proposing Person to dividends on Corporation Shares that are separated or separable from the underlying Corporation Shares;

- 6 - (G) any performance-related fees (other than an asset-based fee) to which the Proposing Person may be entitled as a result of any increase or decrease in the value of Corporation Shares or Derivative Interests; and (H) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required pursuant to Section 14(a) of the Exchange Act to be made in connection with a general solicitation of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting. (2) As to each item of business that the shareholder giving the notice proposes to bring before the annual meeting: (A) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons why such shareholder or any other Proposing Person believes that the taking of the action or actions proposed to be taken would be in the best interests of the Corporation and its shareholders; (B) a description in reasonable detail of any material interest of any Proposing Person in such business and a description in reasonable detail of all agreements, arrangements and understandings among the Proposing Persons or between any Proposing Person and any other person or entity in connection with the proposal; and (C) the text of the proposal or business (including the text of any resolutions proposed for consideration). (c) A shareholder is not entitled to have its proposal included in the Corporation’s proxy statement and form of proxy solely as a result of such shareholder’s compliance with the foregoing provisions of this Section 2.04. (d) If a shareholder does not appear at the annual meeting to present its proposal, such proposal will be disregarded (notwithstanding that proxies in respect of such proposal may have been solicited, obtained or delivered). 2.05 Notice of Director Nominations. (a) Subject to the rights, if any, of any series of Preferred Stock to nominate or elect directors, only persons who are nominated in accordance with the procedures set forth in this Section 2.05 will be eligible to serve as directors. Nominations of persons for election as directors of the Corporation may be made only at an annual meeting of shareholders and only (i) by or at the direction of the Board or (ii) by a shareholder who (A) has complied with all applicable requirements of this Section 2.05 and Section 2.06 in relation to such nomination, (B) was a shareholder of record of the Corporation at the time of giving the notice required by Section 2.06(a) and is a shareholder of record of the Corporation at the time of the annual meeting, and (C) is a holder of Class A Common Shares who is entitled to vote on the election of directors at the annual meeting. (b) To be in proper form, a shareholder’s notice to the Secretary must set forth in writing: (1) As to each Nominating Person (as such term is defined in Section 2.06(d)(iii)), the information set forth in Section 2.04(b)(i) (except that for purposes of this Section 2.05, the term “Nominating Person” will be substituted for the term “Proposing Person” in all places where it appears in Section 2.04(b)(i) and any reference to “business” or “proposal” therein will be deemed to be a reference to the “nomination” contemplated by this Section 2.05). (2) As to each person whom the shareholder giving notice proposes to nominate for election as a director: (A) all information with respect to such proposed nominee that would be required to be set forth in a shareholder’s notice pursuant to Section 2.04(b)(i) if such proposed nominee were a Nominating Person; (B) all information relating to such proposed nominee that would be required to be disclosed in a proxy statement or other filing required pursuant to Section 14(a) under the Exchange Act to be made in connection with a general solicitation of proxies for an election of directors in a contested election (including such proposed nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected);

- 7 - (C) all information that would be required to be disclosed pursuant to SEC Regulation S-K Items 403 and 404, if the shareholder giving the notice or any other Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant; (D) a completed questionnaire (in the form provided by the Secretary upon written request) with respect to the identity, background and qualification of the proposed nominee and the background of any other person or entity on whose behalf the nomination is being made; (E) a written representation and agreement (in the form provided by the Secretary upon written request) that the proposed nominee (1) is not and will not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how the proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (y) any Voting Commitment that could limit or interfere with the proposed nominee’s ability to comply, if elected as a director of the Corporation, with the proposed nominee’s fiduciary duties under applicable law, (2) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (3) if elected as a director of the Corporation, the proposed nominee would be in compliance and will comply, with all applicable publicly disclosed corporate governance, ethics, conflict of interest, confidentiality and Share ownership and trading policies and guidelines of the Corporation. (c) The Corporation may require any proposed nominee to furnish such other information as may be reasonably required by the Corporation to determine the qualifications and eligibility of such proposed nominee to serve as a director. (d) A shareholder is not entitled to have its nominees included in the Corporation’s proxy statement solely as a result of such shareholder’s compliance with the foregoing provisions of this Section 2.05. (e) If a shareholder does not appear at the annual meeting to present its nomination, such nomination will be disregarded (notwithstanding that proxies in respect of such nomination may have been solicited, obtained or delivered). 2.06 Additional Provisions Relating to the Notice of Shareholder Business and Director Nominations. (a) To be timely, a shareholder’s notice required by Section 2.04(a) or 2.05(a) must be delivered to or mailed and received by the Secretary at the Corporation’s principal executive offices of the Corporation not less than 90 nor more than 120 calendar days prior to the first anniversary of the date on which the Corporation held the preceding year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting is scheduled for a date more than 30 calendar days prior to or more than 30 calendar days after the anniversary of the preceding y ear’s annual meeting, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting and the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. In no event will a recess or adjournment of an annual meeting (or any announcement of any such recess or adjournment) commence a new time period for the giving of a shareholder’s notice as described above. (b) A shareholder providing notice of business proposed to be brought before a meeting pursuant to Section 2.04 or notice of any nomination to be made at an annual meeting pursuant to Section 2.05 must further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to Section 2.04 or 2.05, as applicable, is true and correct at all times up to and including the date of the meeting (including any date to which the meeting is recessed, adjourned or postponed). Any such update and supplement must be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation, as promptly as practicable. (c) The presiding officer of any meeting will, if the facts warrant, determine that a proposal was not made in accordance with the procedures prescribed by Section 2.04 and this Section 2.06 or that a nomination was not made

- 8 - in accordance with the procedures prescribed by Section 2.05 and this Section 2.06, and if he or she should so determine, he or she will so declare to the meeting and the defective proposal or nomination, as applicable, will be disregarded. (d) For purposes of these Bylaws: (1) “public disclosure” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document filed by the Corporation with the SEC pursuant to the Exchange Act or furnished by the Corporation to its shareholders. (2) “Proposing Person” means (A) the shareholder providing the notice of business proposed to be brought before an annual meeting, (B) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is given, and (C) any Affiliate or Associate (each within the meaning of SEC Rule 12b-2 under the Exchange Act) of such shareholder or beneficial owner. (3) “Nominating Person” means (A) the shareholder providing the notice of the nomination proposed made to be at an annual meeting, (B) the beneficial owner or beneficial owners, if different, on whose behalf the notice of nomination proposed to be made at the annual meeting is given, and (C) any Affiliate or Associate (each within the meaning of SEC Rule 12b-2 under the Exchange Act) of such shareholder or beneficial owner. 2.07 Shareholder Action by Consent. Any action required or permitted by the FBCA to be taken at any annual or special meeting of shareholders must be effected at a duly called and held meeting of Corporation’s shareholders and may not be effected by any consent in writing. 2.08 Place of Meeting. The Board of Directors may designate any place, either within or without the State of Florida unless otherwise prescribed by the FBCA, as the place where any annual meeting or any special meeting of shareholders shall be held. The Board of Directors may determine, in its sole discretion, to hold the meeting solely by means of remote communication. If authorized by the Board of Directors, and subject to any guidelines and procedures adopted by the Board of Directors, shareholders not physically present at a meeting of shareholders and holders of proxies representing shareholders not physically present at that meeting may, by means of remote communication, participate in, and be deemed present and vote at, a meeting of shareholders, whether held at a designated place or solely by means of remote communication. 2.09 Notice and Waiver of Notice of Shareholders’ Meeting. (a) Written notice stating the place, day and hour of the meeting, and a means of remote communication, if any, and, for special meetings, the purpose or purposes for which the special meeting is called, shall be given not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, electronic transmission or other electronic means, and/or publication of notice in one or more newspapers of general circulation or the equivalent, to each shareholder of record entitled to vote a t such meeting, by or at the direction of the Chairperson of the Board, the Chief Executive Officer, the President or any Co-President, or the Secretary, or the officer or persons calling the meeting. If mailed, such notice shall be deemed to be delivered when (1) deposited in the United States mail postage prepaid, addressed to the shareholder at his or her address as it appears on the stock transfer books of the Corporation or (2) electronically transmitted to the shareholder. Notice may be given to shareholders sharing an address in any manner and by any means permitted by the FBCA. Any notice to shareholders may also be given by a form of electronic transmission or other electronic means consented to by the shareholder in the manner and extent permitted by the FBCA, including oral notice where reasonable under the circumstances. Except as required by statute, if an annual or special shareholders’ meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if announced at the meeting before an adjournment is taken. Any shareholder entitled to notice of a meeting may waive such notice by signing a written waiver either before or after the date and time of the meeting set out in the notice. (b) Attendance of a shareholder at a meeting in person or by proxy constitutes a waiver of objection to: (1) lack of or defective notice, unless the shareholder, at the beginning of the meeting, objects to the holding of the meeting or the

- 9 - transaction of business at the meeting; or (2) consideration of any matter not identified in the notice, unless the shareholder objects to the consideration of such matter when presented at the meeting. 2.10 Closing of Transfer Books or Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any shareholders’ meeting or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may close the Corporation’s stock transfer books for a stated period not to exceed 70 days. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 70 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a shareholders’ meeting, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or transmitted electronically or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any shareholders’ meeting has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the Board of Directors fixes a new record date, which must be done if the meeting is adjourned to a date more than 120 days after the original meeting date, absent a court order. 2.11 Voting Lists. The officer or agent having charge of the stock transfer books for the Corporation’s Shares shall make, at least 10 days before each shareholders’ meeting or such shorter time as exists between the record date and the meeting, a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, arranged by name in alphabetical order for each voting group, with the address of and the number of Shares of each class and series held by each, which list shall be kept on file at the Corporation’s principal office or at the offices of the Corporation’s transfer agent and registrar, and shall be available for inspection by any shareholder at any time during usual business hours. During such period, a shareholder or the shareholder’s agent or attorney is entitled, on written demand, to inspect the list during regular business hours and at his or her expense, provided the demand is made in accordance with Section 1602 of the FCBA and otherwise is made in good faith for a proper purpose and describes with reasonable particularity the shareholder’s purpose for such inspection. Such list shall also be produced and kept open at the time and place of the meeting and shall be available for inspection by any shareholder during the whole time of the meeting or any adjournment thereof. The shareholder list shall be prima facie evidence as to the shareholders entitled to examine such list or transfer books or to vote at the shareholders’ meeting. 2.12 Quorum. Unless otherwise required by the FBCA or the Article of Incorporation, at any shareholders’ meeting, a majority of all votes entitled to be cast by the holders of the outstanding Shares of each voting group entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than such number of the outstanding Shares of a voting group are represented at a meeting, a majority of the Shares of each voting group so represented or present may adjourn the meeting from time to time without further notice. Any business may be transacted at such adjourned meeting at which a quorum is present or represented that might have been transacted at the meeting as originally called. 2.13 Proxies. At all meetings of shareholders, a shareholder or his duly authorized attorney in fact may vote the shareholder’s Shares by proxy by signing an appointment form or by electronic transmission. Such appointment, or authorization to vote may be in any form or by any means authorized by the FBCA or these Bylaws. Any type of electronic transmission appearing to have been, or containing or accompanied by such information or obtained under such procedures to reasonably ensure that the electronic transmission was, transmitted by such person is a sufficient appointment, subject to the verification requested by the corporation under FBCA Section 607.0724 or any successor thereto. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after 11 months from the date of its execution, except as otherwise provided in the proxy. 2.14 Voting. Unless these Bylaws, the Articles of Incorporation, or the FBCA provides otherwise, each outstanding (1) Class A Common Share is entitled to one vote, and (2) each Class B Common Share is entitled to 1/10th of a vote, in person or by proxy, on each matter that each class of Common Stock is entitled to vote upon that is submitted to a vote of shareholders. If the Articles of Incorporation provide for more or less than one vote for any Share on any matter, every reference in these Bylaws to a majority or other proportion of Shares shall refer to such a majority or

- 10 - other proportion of votes entitled to be cast. All elections for directors shall be decided by plurality vote; all o ther questions shall be decided in accordance with the FBCA, except as otherwise provided in the Articles of Incorporation and these Bylaws. ARTICLE III BOARD OF DIRECTORS 3.01 General Powers. All corporate powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors of the Corporation, subject to any limitations set out in the Articles of Incorporation or these Bylaws. Directors must be natural persons who are 18 years of age or older but need not be (1) residents of the State of Florida, or (2) Corporation shareholders, except as required by Company policies. 3.02 Number, Tenure and Qualifications. The number of directors of the Corporation (exclusive of directors to be elected by the holders of any one or more series of Preferred Stock voting separately as a class or classes) that shall constitute the Board of Directors shall be determined from time to time by resolution adopted by the affirmative vote of the Board of Directors, but in no event shall be fewer than five nor more than 15. A director of the Corporation shall at all times meet the statutory and regulatory qualifications for a director of a publicly held bank holding company or financial holding company. At each annual meeting of shareholders, the holders of Shares entitled to vote in the election of directors shall elect directors to hold office until the next succeeding annual meeting or until the director’s earlier death, resignation, disqualification, or removal. Despite the expiration of a director’s term, the director shall continue to serve until his or her successor is elected and qualified or until there is a decrease in the number of directors. 3.03 Regular Meetings. A regular meeting of the newly-elected Board of Directors shall be held without other notice immediately following and at the place of each annual meeting of shareholders, at which the Board of Directors shall elect officers, appoint committees and transact any other business as shall come before the meeting. Other regular meetings of the Board of Directors shall be held at such other times and places as may from time to time be fixed by resolution of the Board of Directors. Regular meetings may be held withou t notice of the date, time, place, or purpose of the meeting. 3.04 Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairperson, the Chief Executive Officer or any three directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting called by them. 3.05 Notice and Waiver of Notice. Notice of any special meeting shall be given at least two days in advance by written notice delivered personally, or by facsimile, telephone, electronic mail or electronic transmission or other or by United States mail to each director at his or her address in the Corporation’s records. If mailed, such notice shall be deemed to be delivered five days following the date such notice is deposited in the United States mail so addressed, with first class postage thereon prepaid. The Corporation is not required to give notice of a meeting of the Board of Directors to any director who signs a waiver of notice, either before or after the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any a nd all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business on the grounds that the meeting is not lawfully called or convened. 3.06 Quorum. At any meeting of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business, but, if less than said number is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. 3.07 Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, except as otherwise provided in the Articles of Incorporation, these Bylaws or Florida law. 3.08 Newly Created Directorships and Vacancies. Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board of Directors for any reason may be filled by the

- 11 - affirmative majority vote of the Board of Directors, although less than a quorum exists, or, if no directors remain, by the affirmative vote of not less than a majority of the Shares entitled to vote in the election of directors generally. A director elected to fill a vacancy caused by resignation, death or removal shall hold office for the unexpired term of his or her predecessor. Whenever the holders of Shares of any voting group are entitled to elect a class of one or more directors by the provisions of the Articles of Incorporation, vacancies in such class may be filled by holders of Shares of that voting group or by a majority of the directors then in office elected by such voting group or by a sole remaining director so elected. If no director elected by such voting group remains in office, unless the Articles of Incorporation provide otherwise, directors not elected by such voting group may fill such vacancies as provided for vacancies generally. A vacancy that may occur at a later date by reason of a resignation effective at a later date or upon the subsequent happening of an event) may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs. 3.09 Removal of Directors. Unless the Articles of Incorporation provide that directors may be removed only for cause, a director may be removed, with or without cause, by a vote of the shareholders then entitled to vote at an election of such director, if the number of votes cast to remove such director exceeds the number of votes cast not to remove such director, at any meeting of the shareholders at which a quorum is present and the notice for which states that a purpose of the meeting is removal of such director. A director elected by a voting group of shareholders may be removed only by that voting group. 3.10 Resignation. A director may resign a t any time by giving written notice to the Board of Directors, the Chairperson of the Board, the Chief Executive Officer, or the Secretary of the Corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Board of Directors or such officer, without any need for acceptance of such resignation. 3.11 Compensation. The Board of Directors shall have the authority to fix the compensation of the directors and to reimburse the directors for the reasonable expenses of attendance, if any, for attendance at any meeting of the Board of Directors or any committee thereof. Nothing therein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees also may be compensated for their service on such committees. 3.12 Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is ta ken shall be presumed to have assented to the action taken unless the director’s contrary vote, dissent or abstention is recorded in the minutes of the meeting, or unless the director shall file a written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall deliver such dissent to the Secretary of the Corporation after the adjournment of the meeting. A director who voted in favor of any such action shall not be entitled to claim that he has objected or dissented from such action. 3.13 Committees. The Board of Directors shall establish, by resolutions and adoption of charters, an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and a Risk Committee may, by resolutions or adoption of charters, designate or eliminate one or more other committees. Any such committee, to the extent provided in the resolutions or charters and allowed under the FBCA, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation during intervals between meetings of the Board of Directors, and may authorize the seal of the Corporation to be affixed to all papers that may require it. No such committee shall have any power or authority to approve or recommend to shareholders actions or proposals required to be approved by shareholders, fill vacancies on the Board of Directors or any committee thereof, adopt, amend, or repeal the bylaws, authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors, authorize or approve the issuance or sale or contract for the sale of Shares, or determine the designation and relative rights, preferences, and limitations of a voting group, except that the Board of Directors may authorize a committee (or a senior executive officer of the Corporation) to do so acting as a pricing committee within limits specifically prescribed by the Board of Directors. Each committee designated by the Board of Directors shall keep regular minutes of its meetings and shall report the same to the Board of Directors whenever required or requested. The provisions of this Article III governing meetings, notice and waiver of notice, and quorum and voting requirements of the Board of Directors shall apply to committees and their members, as well. Each committee must have two or more members who serve at the pleasure of the Board of Directors. The Board, by resolution, may designate one or

- 12 - more directors as alternate members of any such committee who may act in the place and stead of any absent member or members at any meeting of such committee. 3.14 Participation by Remote Communication. Directors may participate in and act at any regular or special meeting of the Board of Directors through the use of a conference telephone, online conference service, or other means of communications by which all directors participating in the meeting can simultaneously hear each other during the meeting, and such participation shall constitute presence in person at such meeting. 3.15 Action Without a Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a written consent setting forth the action taken is signed by all members of the Board of Directors or committee, as the case may be, and such written consent or consents are filed with the minutes of the proceedings of the Board of Directors or of such committee. Such consents shall have the same effect as a unanimous vote of the Board of Directors or committee, as the case may be. 3.16 Conduct of Meeting. The Chairperson of the Board or the Chief Executive Officer shall preside at all meetings of the Board of Directors; provided, however, that in the absence or at the request of the Chairperson, or if there shall not be a person holding such offices, the person selected to preside at a meeting of directors by a vote of a majority of the continuing Board of Directors present shall preside at such meeting. The Secretary or, in the absence or at the request of the Secretary, any person designated by the person presiding at a meeting of the Board of Directors shall act as secretary of such meeting. ARTICLE IV OFFICERS 4.01 Number. The officers of this Corporation shall consist of a Chairperson of the Board (except when a non- executive Chairperson is elected and serving pursuant to Section 4.05 below), a Vice Chairperson, if any, a Chief Executive Officer, one or more Presidents and Vice Presidents, if any, a Secretary and a Treasurer. The Chairperson shall be appointed by the Board of Directors from among the members of the Board of Directors. The Board of Directors may, but shall not be required to, appoint a Vice Chairperson of the Board from among its members. The Chief Executive Officer shall be selected by the Board of Directors from among its members. The Board of Directors may appoint one or more Presidents. The Secretary and the Treasurer shall be appointed by the Board of Directors. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors from time to time. Any two or more offices may be held by the same person. 4.02 Election and Term of Office. The officers of the Corporation to be elected by the Board of Directors shall be elected annually at the organizational meeting of the Board of Directors held immediately after each annual shareholders’ meeting, or at such times as the Board of Directors shall determine. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified, or until his or her earlier death, or until he or she shall resign or shall have been removed in the manner herein provided. 4.03 Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the Corporation’s best interests would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. The election or a ppointment of an officer does not itself create contract rights. 4.04 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term. 4.05 Chairperson of the Board. The Chairperson of the Board, if one is elected and serving, shall preside at all meetings of the shareholders and of the Board of Directors. The Chairperson may, with the approval of the Board of Directors, or shall, at the Board’s direction, delegate any or all of such duties to the Chief Executive Officer or the President. In the event an independent director is elected as a “non-executive Chairperson”, such person shall not be an officer or employee of the Company and shall not have or exercise any powers or authority (i) of such an officer or employee, or (ii) which would preclude him or her from being an “independent” director for all Nasdaq, SEC and corporate purposes.

- 13 - 4.06 Vice Chairperson. The Vice Chairperson shall have such responsibilities and duties as may be assigned by the Board of Directors. 4.07 Chief Executive Officer. The Chief Executive Officer shall be the most senior officer of the Corporation, and shall be responsible for all of the operations of the Corporation, and shall report to the Board of Directors. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall, under the direction of the Board of Directors, have general supervision and direction of the other officers, employees and agents of the Corporation and shall see that their duties, as assigned by the Board of Directors, are properly performed. The Chief Executive Officer shall designate and assign the duties of the officers under his or her supervision, with the approval of the Board of Directors or at their direction. The Chief Executive Officer shall have the authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation; he or she shall have the power to endorse, when sold, assigned, transferred or otherwise disposed of by the Corporation, all certificates for Shares, bonds, or other securities or evidences of indebtedness issued by other corporations, associations, trusts, whether public or private, or by any government or agency thereof, and owned or held by the Corporation and to make, execute and deliver all instruments or assignments or transfers of any such stocks, bonds, or other securities and assets. In the absence of the Chairperson of the Board, or in the event a Chairperson is not elected, the Chief Executive Officer shall have authority to do any and all things delegated to the Chairperson of the Board by the Board of Directors or by any committee of the Board of Directors having authority. The Chief Executive Officer shall have such other powers and perform such other duties as the Board of Directors may from time to time prescribe. 4.08 President. The Board may elect a President or two Co-Presidents. The President or Co-Presidents shall have supervision of the operations of the Corporation subject to the direction of the Board of Directors and the Chief Executive Officer. In the event Co-Presidents are elected or appointed by the Board, each shall have and exercise the duties and responsibilities assigned to each of them by the Board of Directors and the Chief Executive Officer and their titles may include a descriptive addition, such as Co-President and Chief Financial Officer or Co-President and Chief Operating Officer. The President or the Co-Presidents shall perform such duties and exercise such other powers as the Board of Directors or the Chief Executive Officer may prescribe or delegate. The President or each Co-President shall see that all orders and resolutions of the Board of Directors and the Chief Executive Officer are carried into effect. The President or Co-Presidents shall, under the direction of the Board of Directors and the Chief Executive Officer, have general supervision and direction of the other officers, employees and agents of the Corporation reporting to the President or a Co-President and shall see that their duties, as assigned by the Board of Directors or the Chief Executive Officer, are properly performed. The President or each Co-President shall designate and assign the duties of the officers under his or her supervision, with the approval of the Board of Directors or at their direction. The President or each Co-President shall have authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation; he or she shall have power to endorse, when sold, assigned, transferred or otherwise disposed of by the Corporation, all certificates for Shares, bonds, or other securities or evidences of indebtedness issued by other corporations, associations, trusts, whether public or private, or by any government or agency thereof, and owned or held by the Corporation and to make, execute and deliver all instruments or assignments or transfers of any such stocks, bonds, or other securities. 4.09 Chief Financial Officer. Unless otherwise determined by the Board of Directors, the Chief Financial Officer shall (i) keep accurate financial records for the corporation, (ii) provide to the Chief Executive Officer and the Board of Directors, whenever requested, an account of all transactions undertaken as the Chief Financial Officer and of the financial condition of the Corporation, and (iii) perform such other duties and exercise such other powers as the Board of Directors or the Chief Executive Officer may prescribe. The Chief Financial Officer may be a Co - President or have such other titles as may be determined by the Board of Directors or the Chief Executive Officer. 4.10 Vice Presidents. The Vice Presidents (in order of the Senior Executive Vice Presidents, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Vice Presidents, each class in order of the seniority of its respective members or as designated by resolution of the Board of Directors) shall, in the absence or disability of the Chairperson of the Board, the Chief Executive Officer and President or Co-Presidents, perform the duties and exercise the powers of said officers, and shall perform such other duties and exercise such other powers as the Board of Directors, the Chief Executive Officer or the President may prescribe. One or more Vice Presidents may be designated by or at the direction of the Board of Directors as “Senior Executive Vice President,” “Executive Vice President,” “Senior Vice President,” and “Vice President.”

- 14 - 4.11 Secretary. The Secretary, if present, shall act as secretary at all meetings of the Board of Directors and of the shareholders and keep the minutes thereof in a book or books to be provided for that purpose; shall see that all notices required to be given by the Corporation are duly given and served; shall attest any document, instrument or agreement executed by any other proper officer of the Corporation and affix the seal of the Corporation; shall have charge of the stock records of the Corporation; shall see that all reports, statements and other documents required by law are properly maintained; may sign, with any other proper officer of the Corporation thereunto authorized, certificates for Shares, securities or evidences of indebtedness of the Corporation; and, in general, shall perform all the duties incident to the office of the Secretary and such other duties as from time to time may be assigned by the Chairperson of the Board or the Board of Directors. 4.12 Treasurer. The Treasurer, if any, shall have charge and custody of and be responsible for the funds and securities of the Corporation; shall receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories and shall perform all of the duties incident to the officer of Treasurer and such other duties as from time to time may be assigned by the Chief Executive Officer or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of the duties of the office of Treasurer in such sum and with such surety or sureties as the Board of Directors shall determine. 4.13 Compensation. The salaries of the Corporation’s executive officers shall be fixed from time to time by or under the authority of the Board of Directors, after taking account of the recommendations of the Corporation’s Compensation Committee and in accordance with the Compensation Committee’s charter. The Board of Directors may, from time to time, delegate to any principal officer or the Compensation Committee the power to fix the salaries of other officers, agents, factors and employees. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation or a member of any committee contemplated by these Bylaws. ARTICLE V CONTRACTS, LOANS, CHECKS AND DEPOSITS 5.01 Contracts. The Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances. 5.02 Loans. Except for loans incurred in the ordinary course of business and that mature in less than 12 months, no loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances, and may delegate authority to the Executive Management Committee specific officers. 5.03 Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes or other evidences or indebtedness issued in the name of the Corporation shall be signed by such officer or officers, or agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors. 5.04 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may authorize or authorize one or more of the Corporation’s officers to select. ARTICLE VI CERTIFICATED OR UNCERTIFICATED SHARES AND THEIR TRANSFER 6.01 Certificates or Uncertificated Shares. (a) Shares of the Corporation may be evidenced by certificates for Shares of stock (in such form as the Board of Directors may from time to time prescribe) or may be issued in uncertificated form. The issuance of Shares in uncertificated form shall not affect Shares already represented by a certificate until the certificate is surrendered to the Corporation. Except as expressly provided by law, there shall be no differences in the rights and obligations of

- 15 - shareholders based on whether or not their Shares are represented by certificates. Within a reasonable time after the issuance or transfer of uncertificated Shares, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on the certificates pursuant to the FBCA. All Shares of Corporation Common Stock shall be in uncertificated form. (b) Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the shareholder a written statement of the information required on certificates by FBCA Sections 607.0625 (2) and (3), and, if applicable, any restrictions on transfer, including those specified by FBCA Section 607.0627. (c) If certificates are issued to represent Shares, such certificates shall be signed by the President or a Co-President and the Secretary, or by such other officers authorized by law and by the Board of Directors. All certificates for Shares shall be in the form approved by the Board and shall be consecutively numbered or otherwise identified, and shall state (i) the name of the Corporation, (ii) that the Corporation is incorporated in the State of Florida, (iii) the name of the person to whom the Shares are issued, (iv) the number and class of Shares and the designation of the series, if any, the certificate represents and (v) the CUSIP number and ISIN number (if applicable) for such Shares. The name and address of the shareholders, the number of Shares and date of issue shall be entered on the stock transfer books of the Corporation or its transfer agent and registrar. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of Shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new certificate may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe. 6.02 Transfers of Shares. Transfer of Shares of the Corporation shall be made only (a) on the Corporation’s stock transfer books by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney thereunto authorized by power of attorney duly executed and filed with the Corporation’s stock transfer agent and registrar, and (b) on surrender for cancelation of the certificate for such Shares, provided a certificate was issued. 6.03 Appointment of Transfer Agent and Registrar. The Corporation may, from time to time, appoint one or more transfer agents and registrars, which shall maintain the Corporation’s stock transfer books. 6.04 Restriction on Transfer of Shares and Other Securities. A written restriction on the transfer or registration of transfer of Shares or other securities of the Corporation, if permitted by FBCA Section 607.0627 (or any successor provision) and noted conspicuously on any certificate representing such Shares or other securities or contained in an information statement required by FBCA Section 607.0626(2) (or any successor provision), may be enforced against the holder of the restricted Shares or other securities or any successor or transferee of the holder, including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder. Stop transfer notices may be placed in the Corporation’s stock transfer books with respect to restricted Shares or other securities. 6.05 Lost Certificates. The Chairperson of the Board, the Chief Executive Officer, the President or any Co- Presidents, the Chief Financial Officer or such other officers, employees or agents as the Board of Directors or such designated officers may direct, may authorize the issuance of a new certificate in place of a certificate claimed to have been lost, destroyed or mutilated, upon receipt of an affidavit of such fact from the person claiming the loss or destruction and any other documentation satisfactory to the Board of Directors or such officer. At the discretion of the Corporation, any such claimant may be required to give the Corporation a bond in such sum as the Corporation may direct to indemnify against the loss from any claim with respect to the certificate claimed to have been lost o r destroyed. 6.06 Holder of Record. Except as otherwise required by law, the Corporation may treat the person in whose name the Shares stand of record on its books as the absolute owner of the Shares and the person exclusively entitled to receive notices to shareholders, distributions in respect of Shares, and to exercise voting rights and otherwise exercise the rights, powers and privileges of ownership of such Shares.

- 16 - ARTICLE VII FISCAL YEAR The fiscal year of the Corporation shall be the calendar year, unless otherwise determined by the Board of Directors. ARTICLE VIII DIVIDENDS The Board of Directors, from time to time, may declare, and the Corporation may pay, dividends on its outstanding Shares in the manner and upon the terms and conditions provided by law and the Articles of Incorporation. ARTICLE IX SEAL The seal of the Company shall be circular in form and shall have inscribed thereon the name of the Company, the year of incorporation, and the name of the state of incorporation, and may include an emblem. ARTICLE X WAIVER OF NOTICE Unless otherwise provided by law, whenever any notice is required to be given to any shareholder or director of the Corporation under the provisions of these Bylaws or under the provisions of the Articles of Incorporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. ARTICLE XI AMENDMENTS These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by a majority of the Directors at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors when the proposed amendment has been set out in the notice of such special meeting. The shareholders may also amend the Bylaws by the affirmative vote of a majority of the Shares entitled to vote. ARTICLE XII INDEMNIFICATION 12.01 Indemnification in Proceedings Other Than Those By or In the Right of the Corporation . The Corporation shall indemnify, to the fullest extent permitted by the FBCA, any director of the Corporation or any officer elected by the Board of Directors (and may indemnify any other officer or any employee or agent of the Corporation) who was or is a party to any action, suit, proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, against liability incurred in connection with such proceeding, including any appeal thereof, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the Corporation’s best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner that such person reasonably believed to be in, or not opposed to, the best interests of the Corporation, or, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful. 12.02 Indemnification in Proceedings By or In the Right of the Corporation. The Corporation shall indemnify any director of the Corporation or any officer elected by the Board of Directors (and may indemnify any other officer or any employee or agent of the Corporation) who was or is a party to any proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact such person is or was a director, officer,

- 17 - employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the Board of Directors, the estimated expense of investigating, litigating or otherwise bringing the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable unless and only to the extent that the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances o f the case, such person is fairly and reasonably entitled to indemnity for such expenses that such court shall deem proper. 12.03 Mandatory Indemnification of Expenses in Successful Defenses. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in Sections 12.01 or 12.02, or in defense of any claim, issue, or matter therein, such person shall be indemnified against expenses actually and reasonably incurred by him or her in connection therewith. 12.04 Determination of Propriety of Indemnification. Any indemnification under Sections 12.01 or 12.02, unless pursuant to a determination by a court, shall be made by the Corporation only upon a determination in the specific case that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 12.01 or 12.02, as the case may be, and if indemnification is determined to be proper, then, in the case of proposed indemnification of any person other than a director of the Corporation or a board-elected officer, only as authorized in the specific case. Such determination or authorization shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, by majority vote of a committee duly designated by the Board of Directors (in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding, (iii) by a written opinion of independent legal counsel selected by the Board of Directors as described in (i) above or by the committee as described in (ii) above, or, if a quorum of the directors cannot be obtained for (i) and the committee cannot be designated under (ii), selected by majority v ote of the full Board of Directors (in which directors who are parties may participate), or (iv) by the shareholders by a majority vote of a quorum consisting of shareholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not parties to such proceeding. 12.05 Authorization for Indemnification. Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as the determination that indemnification is permissible, as set forth in Section 12.04, except that, if the determination of permissibility of indemnification is made by independent legal counsel, the Board of Directors or Committee of the Board of Directors who selected such independent legal counsel in accordance with Section 12.04(iii) shall evaluate the reasonableness of expenses and may authorize indemnification. 12.06 Advancement of Expenses. Expenses incurred by a director of the Corporation or any officer in defending a civil or criminal proceeding shall be paid by the Corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article XII. Such expenses incurred by other officers, employees or agents of the Corporation may, at the discretion of the Board of Directors, be paid in advance upon such terms or conditions, including receipt of the undertaking to repay as described above, as the Board of Directors deems appropriate. 12.07 Non-Exclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article XII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled, and the Corporation may make any other or further indemnification or advancement of expenses of any of its directors, officers, employees or agents, under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action by such a director, officer, employee or agent in such person’s official capacity and as to action in another capacity while holding such office or position; provided, however, that indemnification shall not be made to or on behalf of, and any advancement of expenses shall be repaid by, any director, officer, employee or agent for expenses, penalties

- 18 - or other payments incurred in an administrative proceeding or action instituted by an appropriate regulatory agency, if the proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to the Corporation; and provided further that indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee or agent if a judgment or other final adjudication establishes that such person’s actions, or omissions to act, were material to the cause of action so adjudicated and constitute: (a) a violation of the criminal law, unless the director, officer, employee or agent had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (b) a transaction from which the director, officer, employee or agent derived an improper personal benefit; (c) in the case of a director, a circumstance under which the liability provisions of FBCA Section 607.0834 (or any successor provision) are applicable; or (d) willful misconduct or a conscious disregard for the best interests of the Corporation in a proceeding by or in the right of the Corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder. 12.08 Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under this Article XII. 12.09 Exculpation for Monetary Damages. A director shall not be held personally liable to the Corporation, its shareholders or any other persons for monetary damages for breach of his or her fiduciary duty as a director, including any statement, vote, decision or failure to act, regarding corporate management or policy to the fullest extent permitted now or hereafter by FBCA Section 607.0831 (or any successor provision). Any repeal or modification of this Section 12.09 by the shareholders of the Corporation shall not adversely affect any right of protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification. If the FBCA hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended FBCA. 12.10 Meaning of Certain Terms for Purposes of Article XII. For purposes of this Article XII, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation or other entity or enterprise (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation or other entity or enterprise, or who is or was serving at the request of such constituent corporation or other entity or enterprise as a director, officer, employee or agent of another corporation, partnership joint venture, trust or other enterprise shall stand in the same position under this Article XII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article XII, references to “other enterprises” shall include employee benefit plans; references to “expenses” shall include reasonable attorney’s fees and charges, including those for appeal; references to “liability” shall include obligations to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to any employee benefit plan), and expenses actually and reasonably incurred with respect to a proceeding; references to “proceeding” shall include any threatened, pending or completed action, suit, or other type of proceeding, whether civil, criminal, administrative (including without limitation regulatory or self-regulatory) or investigative and whether formal or informal; references to “agent” shall include a volunteer; references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation that imposes duties on, or involves services by, such director, officer, employee, or agent, including duties relating to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an

- 19 - employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article XII. 12.11 Survival of Indemnification, Exculpation for Monetary Damages and Advancement of Expenses. The indemnification, exculpation for monetary damages and advancement of expenses provided by, or granted pursuant to, this Article XII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators, and personal and legal representatives of such a person. 12.12 Severability. In the event that any of the provisions of this Article XII (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the fullest extent permitted by law. ARTICLE XIII DEFINITIONS Terms defined in the Articles of Incorporation have the same meanings when used in these Bylaws.